6. SUBSEQUENT EVENTS	1 Months Ended
Aug. 15, 2014
Subsequent Events [Abstract]
6. SUBSEQUENT EVENTS

NOTE 6 SUBSEQUENT EVENTS

On August 26, 2014, the Company was acquired by Integrated Inpatient Solutions, Inc. (IIS). The Company’s shareholders received 47,278,938 shares of common stock in Integrated Inpatient Solutions, Inc. for 100% of the issued and outstanding shares of the Company and the Company became a wholly owned subsidy of Integrated IIS. The share exchange agreement also contains two milestones that would require ISS to issue an additional 47,278,938 shares if the Company generates a minimum of $7,500,000 in gross revenue in twelve months and a further 47,278,938 if the Company generates a minimum of $10,000,000 in 18 months. If both milestones are met, a total of 94,557,876 shares of common stock of IIS will be issued to the stockholders of the Company.

The Company evaluated subsequent events through September 15, 2014, the date the financial statements are available to be issued.